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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2006

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                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)

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        DELAWARE                        0-22158                 77-0252226
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


20883 STEVENS CREEK BOULEVARD, CUPERTINO, CALIFORNIA              95014
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (408) 973-7171

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 7.01.    Regulation FD Disclosure

CUPERTINO, Calif.-- November 21, 2006--NetManage, Inc. (NASDAQ: NETM), a leading software company that provides solutions for integrating, Web enabling and accessing enterprise information systems, today announced that its Board of Directors has rejected an offer to enter into negotiations with Riley Investment Management, LLC and Zeff Capital Partners, L.P., each a stockholder of NetManage, regarding their interest in acquiring all outstanding shares of NetManage common stock that they do not already own. A copy of the press release and a copy of the letter to Messrs. Riley and Zeff are attached hereto as Exhibits and are incorporated herein in their entirety by reference.

ITEM 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     NONE
(b)     NONE

(c)     Exhibit Description

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99.1    Press Release of NetManage, Inc. dated November 21, 2006.
99.2    Letter to Messrs. Riley and Zeff dated November 21, 2006


The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NETMANAGE, INC.

                                        By:     /s/ Zvi Alon
                                                --------------------------------
                                                Zvi Alon
                                                Chairman, President and Chief
                                                Executive Officer

Date: November 21, 2006

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                                INDEX TO EXHIBITS


Exhibit
Number          Description
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99.1            Press Release of NetManage, Inc. dated November 21, 2006.
99.2            Letter to Messrs. Riley and Zeff dated November 21, 2006